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                                                                 Exhibit 23(a)

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 26, 1999 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-16705.

Atlanta, Georgia
March 29, 1999